Exhibit 10.1
EXECUTION VERSION

FOURTEENTH AMENDMENT
THIS FOURTEENTH AMENDMENT, dated as of 30 September, 2025 (this “Amendment”), to the Credit Agreement (as defined below), by and among Orion Engineered Carbons GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany (the “Borrower Representative”), the other Loan Parties party hereto and listed in Schedule A-3 hereof, each Lender party hereto, Goldman Sachs Bank USA, in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), UniCredit Bank GmbH, as sole coordinator, bookrunner and mandated lead arranger (in such capacities, the “Bookrunner and Mandated Lead Arranger” and the “Amendment Arranger”) with respect to this Amendment.

RECITALS
WHEREAS, pursuant to the Credit Agreement, originally dated as of July 25, 2014, as amended on August 7, 2014, September 29, 2016, May 5, 2017, May 31, 2017,
November 2, 2017, May 3, 2018, October 29, 2018, April 2, 2019, September 30, 2021, May 26, 2022, May 11, 2023, August 16, 2023 and October 6, 2023 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Borrowers, the Guarantors from time to time party thereto, the several banks, other financial institutions and institutional investors from time to time party thereto (the “Lenders”) and Administrative Agent, the Lenders have agreed to make certain loans and other extensions of credit to the Borrowers;
WHEREAS the Borrower Representative has requested that the Lenders party hereto (i) pursuant to and in accordance with Section 2.14 and subsection (b)(ii) of Section
10.02 of the Existing Credit Agreement, provide an Incremental Revolving Facility, which would increase the Revolving Credit Facility outstanding under the Existing Credit Agreement immediately prior to the Fourteenth Amendment Effective Date (as defined below), and, except as modified hereby, have the same terms as the Revolving Credit Facility outstanding under the Existing Credit Agreement immediately prior to the Fourteenth Amendment Effective Date and (ii) pursuant to and in accordance with subsection (c) of Section 10.02 of the Existing Credit Agreement, make certain amendments to the financial covenant set out in Section 7.16 (Financial Covenant) of the Existing Credit Agreement as set out in subsection 2(f) hereto;
WHEREAS, each Lender holding Revolving Credit Loans and Revolving Credit Commitments immediately prior to giving effect to this Amendment (collectively, the “Existing Revolving Lenders”) that executes and delivers a consent to this Amendment in the form of the “Revolving Lender Consent” attached hereto as Annex A Part I (a “Revolving Lender Consent”) (collectively, the “Increasing Revolving Lenders”) will be deemed to have agreed to make Incremental Revolving Loans and extend Incremental Revolving Commitments on the Fourteenth Amendment Effective Date (such additional new Incremental Revolving Loans, collectively, the “Increased Revolving Loans”) in the amount determined by the Amendment Arranger and provided to such Increasing Revolving Lender (but in no event greater than the amount such Person committed to make as Increased Revolving Loans) and will be deemed to have consented to the Financial Covenant Amendment (as defined below);

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WHEREAS, each Person that executes and delivers a joinder to this Amendment in the form of the “Joinder” attached hereto as Annex A Part II (a “Revolving Credit Facility Joinder”) (each, an “Additional Revolving Lender” and, together with the

Increasing Revolving Lenders, the “Incremental Revolving Lenders”) will be deemed (i) to have agreed to the terms of this Amendment (including the amendments set forth in Section 2 hereof) and (ii) to have committed to make Incremental Revolving Loans and extend Incremental Revolving Commitments on the Fourteenth Amendment Effective Date in the amount determined by the Amendment Arranger and provided to such Additional Revolving Lender (but in no event greater than the amount such Person committed to provide); and
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”).
SECTION 2. Amendments. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 5 hereof, the Borrowers and the Lenders party hereto agree that the Existing Credit Agreement shall be amended on the Fourteenth Amendment Effective Date as follows:
(a)Section 1.01 of the Existing Credit Agreement is amended to amend and restate the definition of “Arrangers” to read in its entirety as follows:
“Arrangers” means each of (i) Goldman Sachs, UBS Securities LLC, Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., J.P. Morgan Limited, Fifth Third Bank, National Association, HSBC Bank plc, Mediobanca S.p.A. and DZ Bank AG, in their respective capacities as exclusive mandated lead arrangers under the Credit Agreement as in effect on the Closing Date, (ii) Goldman Sachs, in its capacity as exclusive mandated lead arranger under the Second Amendment, (iii) Goldman Sachs and UniCredit Bank GmbH in their capacities as exclusive mandated lead arrangers under the Third Amendment, (iv) UniCredit Bank GmbH, in its capacity as exclusive mandated lead arranger under the Fourth Amendment, (v) Goldman Sachs Bank USA, Citizens Bank N.A., Mediobanca International (Luxembourg) S.A. and ING Bank, a branch of ING-DiBa AG. in their capacities as exclusive mandated lead arrangers under the Fifth Amendment, (vi) Goldman Sachs Bank USA, ING Bank, a branch of ING-DiBa AG and Mediobanca International (Luxembourg) S.A. in their capacities as exclusive mandated lead arrangers under the Sixth Amendment, (vii) UniCredit Bank GmbH, in its capacity as exclusive mandated lead arranger under the Eighth Amendment,
(viii) Goldman Sachs Bank USA, Deutsche Bank Securities Inc., ING Bank, a branch of ING- DiBa AG and UniCredit Bank GmbH in their capacities as exclusive mandated lead arrangers under the Ninth Amendment, (ix) UniCredit Bank GmbH, in its capacity as sole coordinator, bookrunner and mandated lead arranger under the Tenth Amendment, (x) UniCredit Bank GmbH, in its capacity as sole coordinator, bookrunner and mandated lead arranger under the Thirteenth Amendment and (xi) UniCredit Bank GmbH, in its capacity as sole coordinator, bookrunner and mandated lead arranger under the Fourteenth Amendment .”
a.Section 1.01 of the Existing Credit Agreement amended to amend and restate the definition of “Revolving Credit Commitment” to read in its entirety as follows:
“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(c) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at

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any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule
2.01 under the caption “Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Revolving Credit Commitments shall include all Extended Revolving Credit Commitments, Incremental Revolving Commitments, and Ancillary Commitments. The aggregate Revolving Credit Commitment of all Revolving Credit Lenders shall be €350,000,000 on the Fourteenth Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.
a.Section 1.01 of the Existing Credit Agreement is amended to include the following new definitions in alphabetical order:
“Fourteenth Amendment” means the certain fourteenth amendment to this Agreement dated as of 30 September, 2025 by and among the Loan Parties, the Lenders party thereto, the Amendment Arranger (as defined therein), each L/C Issuer party thereto and the Administrative Agent.
“Fourteenth Amendment Effective Date” shall have the meaning given to such term in the Fourteenth Amendment.
a.Schedule 2.01 of the Existing Credit Agreement with respect to the Revolving Credit Commitments is amended and restated in its entirety as set forth in Schedule
2.01 hereof.
a.Section 7.06 (u) of the Existing Credit Agreement is amended to replace “Section 7.06(e)” with “Section 7.06(b)”.
b.Section 7.16 of the Existing Credit Agreement is replaced in its entirety as follows (the “Financial Covenant Amendment”):
“Except with the written consent of the Required Revolving Lenders, the Borrowers will not permit the First Lien Leverage Ratio as of the last day of any Test Period (commencing with the Test Period ending December 31, 2014) ending (x) on or before 31 December 2026, to exceed 5.00 to 1.00; and (y) thereafter, to exceed 4.50 to 1:00.”

SECTION 3. Agreement to Provide Incremental Revolving Facility.
(a)On the terms and subject to the satisfaction of the conditions set forth in Section 5 hereof, on the Fourteenth Amendment Effective Date each Incremental Revolving Lender acknowledges and agrees that, from and after the Fourteenth Amendment Effective Date, such Incremental Revolving Lender (i) commits to provide its Incremental Revolving Commitment, as set forth opposite such Incremental Revolving Lender’s name on Schedule
2.01 of the Amended Credit Agreement on the terms and subject to the conditions set forth in the Amended Credit Agreement, (ii) shall be a “Revolving Credit Lender” and a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents,
(iii) shall be subject to and bound by the terms of the Amended Credit Agreement and the other Loan Documents, and (iv) shall perform all the obligations of, and have all the rights of, a Revolving Credit Lender and a Lender thereunder.

a.From and after the Fourteenth Amendment Effective Date, the Incremental Revolving Commitments made pursuant to this Amendment shall for all purposes of the Loan Documents be deemed to be “Revolving Credit Commitments.” From and after the

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Fourteenth Amendment Effective Date, any loans extended utilizing the Incremental Revolving Commitments made pursuant to this Amendment shall be designated as, and for all purposes of the Loan Documents shall be deemed to be, “Revolving Credit Loans” and “Loans”. Except as expressly set forth herein or in the Amended Credit Agreement, the Incremental Revolving Commitments (and any Revolving Loans extended utilizing the Incremental Revolving Commitments) shall have terms and provisions that are identical to those of the existing Revolving Credit Commitments (including any Revolving Loans extended utilizing such existing Revolving Credit Commitments) prior to giving effect to this Amendment.
b.From and after the Fourteenth Amendment Effective Date, each Ancillary Facility established under the Existing Credit Agreement pursuant to the terms thereof (each such Ancillary Facility, an “Existing Ancillary Facility”) shall be deemed an Ancillary Facility established under the Amended Credit Agreement (each such Ancillary Facility, an “Amended Ancillary Facility”) for all purposes of the Loan Documents. For the avoidance of doubt, each Amended Ancillary Facility shall have terms and provisions that are identical to those of the corresponding Existing Ancillary Facility. From and after the Fourteenth Amendment Effective Date, each Ancillary Lender which established an Existing Ancillary Facility shall be deemed an Ancillary Lender for the corresponding Amended Ancillary Facility and shall perform all obligations of, and have all the rights of, an Ancillary Lender under Section 2.19 of the Amended Credit Agreement, and for all other purposes of the Loan Documents.
c.The Incremental Revolving Commitments and the Incremental Revolving Loans incurred hereunder are incurred under clause (z) of Section 2.14(a) of the Existing Credit Agreement.
SECTION 4. Additional Agreements. Each Person that executes and delivers a Revolving Lender Consent or a Revolving Credit Facility Joinder irrevocably consents to the terms of this Amendment, the Amended Credit Agreement and the other Loan Documents (including the Intercreditor Agreement).
SECTION 5. Conditions to Effectiveness of Amendment. The effectiveness of the amendments set forth in Section 2 hereof shall occur on the date of the satisfaction of the following conditions precedent (such date, the “Fourteenth Amendment Effective Date”):
(a)(i) the Borrowers, each other Loan Party and the Administrative Agent shall have executed and delivered counterparts of this Amendment to the Administrative Agent,
(ii) each Increasing Revolving Lender shall have executed and delivered to the Administrative Agent a Revolving Lender Consent, and (iii) each Additional Revolving Lender, the Borrower Representative and the Administrative Agent shall have executed and delivered to the Administrative Agent a Revolving Credit Facility Joinder;
a.each of the representations and warranties contained in Section 6 of this Amendment shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Fourteenth Amendment Effective Date;

a.at the time of and immediately after giving effect to this Amendment and the transactions occurring on the Fourteenth Amendment Effective Date (including the incurrence of the Incremental Revolving Facility), no Default or Event of Default exists;

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a.the Administrative Agent shall have received a certificate, in form and substance reasonably acceptable to the Administrative Agent, dated the Fourteenth Amendment Effective Date and signed by a Responsible Officer of the Borrower Representative confirming compliance with the conditions set forth in Sections 5(b) and 5(c) hereof;
b.the Administrative Agent shall have received a solvency certificate dated as of the Fourteenth Amendment Effective Date in substantially the form of Exhibit H of the Amended Credit Agreement from a Financial Officer of the Parent certifying as to the matters set forth therein;
c.the Administrative Agent shall have received each Revolving Credit Note (to the extent requested at least three Business Days prior to the Fourteenth Amendment Effective Date);
d.no later than three (3) days in advance of the Fourteenth Amendment Effective Date, the Administrative Agent shall have received all documentation and other information reasonably requested by it in writing at least ten days in advance of the Fourteenth Amendment Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;
e.the Administrative Agent shall have received a certificate dated as of the Fourteenth Amendment Effective Date from a Responsible Officer of the Borrower Representative, certifying compliance with Section 6.13 of the Existing Credit Agreement;
f.the Administrative Agent shall have received, on behalf of itself and the Lenders on the Fourteenth Amendment Effective Date, a customary written opinion of Kirkland & Ellis LLP, special counsel for Parent, the Borrowers and each other Loan Party (A) dated the Fourteenth Amendment Effective Date, (B) addressed to the Administrative Agent, the Amendment Arranger and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and the Amendment Arranger covering such matters relating to this Amendment;
g.the Bookrunner and Mandated Lead Arranger shall have received all fees and expenses agreed to by the Borrowers or the Borrower Representative that are due and payable to the Bookrunner and Mandated Lead Arranger, for which invoices have been presented to the Parent at least three Business Days prior to the Fourteenth Amendment Effective Date, on or before the Fourteenth Amendment Effective Date (including reasonable and documented out-of-pocket fees, expenses and disbursements of legal counsel), which amounts may be offset against the proceeds of the Incremental Revolving Loans;
h.the Administrative Agent shall have received:
i.all fees and expenses agreed to by the Borrowers or the Borrower Representative that are due and payable to the Administrative Agent, for which invoices have been presented to the Parent at least three Business Days prior to the Fourteenth Amendment Effective Date, on or before the Fourteenth Amendment Effective Date (including reasonable and documented out-of- pocket fees, expenses and disbursements of legal counsel), which amounts may be offset against the proceeds of the Incremental Revolving Loans;
i.for distribution to each Incremental Revolving Lender that shall have delivered (by facsimile or otherwise) an executed signature page to a Revolving Lender Consent or a Revolving Credit Facility Joinder (as applicable), and released such signature page, on or prior to 12:00 p.m. (New York time) on 30 September,

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2025, a non-refundable special new money fee in an amount equal to (i) 0.60% of the aggregate principal amount of the Incremental Revolving Credit Commitments to be held by such Incremental Revolving Lender as at the Fourteenth Amendment Effective Date having committed during syndication Incremental Revolving Loans in an amount less than €10,000,000 and (ii) 0.75% of the aggregate principal amount of the Incremental Revolving Credit Commitments to be held by such Incremental Revolving Lender as at the Fourteenth Amendment Effective Date having committed during syndication Incremental Revolving Loans in an amount equal to or exceeding €10,000,000; and
ii.for distribution to each Revolving Lender (including, for the avoidance of doubt, each Incremental Revolving Lender) which has consented to the Financial Covenant Amendment that shall have delivered (by facsimile or otherwise) an executed signature page to a Revolving Lender Consent or a Revolving Credit Facility Joinder (as applicable), and released such signature page, on or prior to 12:00 p.m. (New York time) on 30 September, 2025, a non- refundable special transaction fee in an amount equal to 0.75% of the aggregate principal amount of the Revolving Credit Commitments to be held by such Revolving Credit Lender as at the Fourteenth Amendment Effective Date.
SECTION 6. Post-Closing Covenant. Within one hundred and twenty (120) days of the Fourteenth Amendment Effective Date (or such later date as agreed by the Administrative Agent in its sole discretion):
(a)the Loan Parties shall deliver to the Administrative Agent the Collateral Documents and legal opinions set forth on Schedule A-1 and Schedule A-2 hereto, in each case executed and delivered by the applicable Loan Party and (where applicable) the Collateral Agent; and
(b)the Administrative Agent shall have received (i) a certificate of each Loan Party a party to this Amendment, executed by a Responsible Officer of such Loan Party, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its board of directors, members or other governing body (to the extent applicable) authorizing or ratifying (as applicable) the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and, in the case of each Borrower, the Borrowings contemplated hereby, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the Responsible Officer or authorized signatory of such Loan Party authorized to sign this Amendment and the other Loan Documents to which it is a party and (C) certify that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum of association or other equivalent thereof) of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by- laws or operating, management, partnership or similar agreement (to the extent applicable) and that such documents or agreements have not been amended since the date of the last amendment thereto shown on the certificate of good standing referred to below (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date), (ii) a certificate of good standing (or subsistence) with respect to each Loan Party from the Secretary of State (or similar official) of the state of such Loan Party’s organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party), (iii) in

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relation to each Loan Party incorporated or established in Germany, (A) an up-to-date (aktuell) commercial register extract (Handelsregisterauszug), articles of association (Satzung) of each such Loan Party, copies of any by-laws as well as a list of shareholders (Gesellschafterliste) (if applicable), (B) a copy of resolutions signed by all the holders of the issued shares of each such Loan Party and, if applicable, a copy of a resolution of the supervisory board (Aufsichtsrat) and/or advisory board (Beirat) of each such Loan Party, approving or ratifying (as applicable) the terms of, and the transactions contemplated by this Amendment and the other Loan Documents, (C) a specimen of the signature of each person authorized to execute this Amendment, any other Loan Document and other documents and notices to be signed and/or dispatched by each such Loan Party under or in connection with this Amendment and/or the other Loan Documents to which each such Loan Party is a party and (D) a certificate of an authorized signatory of each such Loan Party certifying that each copy document relating to it specified in (A) to (C) above is correct, complete and in full force and effect, (iv) in relation to the Luxembourg Loan Party, (A) an up-to-date electronic certified true and complete excerpt of the Luxembourg Trade and Companies Register dated no earlier than one Business Day prior to the relevant execution date, and (B) an up-to-date electronic certified true and complete certificate of non-registration of judgments or administrative dissolution without liquidation (certificat de non- inscription d’une décision judiciaire ou de dissolution administrative sans liquidation), from the insolvency register (Registre de l’insolvabilité) (Reginsol) held by the Luxembourg Trade and Companies Register no earlier than one Business Day prior to the relevant execution date and reflecting the situation no more than two Business Days prior to the relevant execution date certifying that, as of the date of the day immediately preceding such certificate, none of the following judicial or administrative decisions had been recorded with the Luxembourg Trade and Companies Register with respect to the Luxembourg Loan Party: (a) judgments or decisions pertaining to the commencement of bankruptcy proceedings (faillite); (b) court orders pertaining to a suspension of payment (sursis de paiement); (c) judicial decisions regarding judicial reorganisation proceedings (procédures de réorganisation judiciaire); (d) judicial decisions pronouncing its dissolution or deciding on its liquidation; (e) judicial decisions regarding the appointment of a provisional administrator (administrateur provisoire); (f) judicial decisions taken by foreign judicial authorities concerning bankruptcy, voluntary arrangements or any analogous proceedings in accordance with the Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast); (g) judicial decisions reclassifying administrative dissolution without liquidation (dissolution administrative sans liquidation), procedures, as listed at Article 13, items 4 to 12, 16 and 17 of the Luxembourg Act dated December 19, 2002 on the Register of Commerce and

Companies, on Accounting and on the Annual Accounts of the Companies (as amended from time to time), or (h) decisions by the manager of the Luxembourg Trade and Companies Register to open or close administrative dissolution without liquidation (dissolution administrative sans liquidation), procedures pursuant to the law of 28 October 2022 on the procedure for administrative dissolution without liquidation, and
(v) in relation to each Loan Party incorporated or established in Italy, (A) a copy of the constitutional documents of such Loan Party, (B) a copy of a resolution of the board of directors of such Loan Party (1) approving or ratifying (as applicable) the terms of, and the

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transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute, deliver and perform the Loan Documents to which it is a party,
(2) authorizing or ratifying (as applicable) a specified person or persons to execute the Loan Documents to which it is a party on its behalf, (3) authorizing or ratifying (as applicable) a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party; and (4) authorizing or ratifying (as applicable) the Borrower Representative to act as its agent in connection with the Loan Documents, (C) a specimen of the signature of each person authorized by the resolution referred to in the previous paragraph (B) in relation to the Loan Documents and related documents, (D) an up-to-date electronic certified true and complete certificate of good standing (certificato di iscrizione e vigenza), issued by the relevant Companies Register (Registro delle Imprese) no earlier than three Business Days prior to the relevant execution date confirming that no insolvency procedures have been started in relation to each relevant Loan Party incorporated or established in Italy, and (E) a certificate of an authorized signatory of such Loan Party certifying that each copy document relating to it is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the relevant execution date and (vi) in relation to each Loan Party incorporated or established in Poland, (A) a copy of the constitutional documents of such Loan Party, (B) a copy of the shareholder's resolution of such Loan Party (1) approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving or ratifying (as applicable) that it execute, deliver and perform the Loan Documents to which it is a party, (2) authorizing or ratifying (as applicable) a specified person or persons to execute the Loan Documents to which it is a party on its behalf, (3) authorizing or ratifying (as applicable) a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Loan Documents to which it is a party; and (4) authorizing or ratifying (as applicable) the Borrower Representative to act as its agent in connection with the Loan Documents, (C) a specimen of the signature of each person authorized by the resolution referred to in the previous paragraph (B) in relation to the Loan Documents and related documents, (D) an up-to-date electronic print-out from the commercial register (informacja odpowiadająca odpisowi aktualnemu z rejestru przedsiębiorców KRS) no earlier than one Business Day prior to the relevant execution date confirming that no insolvency procedures have been started in relation to the relevant Loan Party, and (E) a certificate of an authorized signatory of such Loan Party certifying that each copy document relating to it is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the relevant execution date.

SECTION 7. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants, on and as of the date hereof and the Fourteenth Amendment Effective Date, that:
(a)Each of the representations and warranties made by such Loan Party set forth in Article V of the Existing Credit Agreement or in any other Loan Document are true and correct in all material respects (and in all respects if such representation or warranty is already qualified by materiality) immediately prior to, and after giving effect to, the incurrence of the Incremental Revolving Facility with the same effect as though made on and as of such date, except (i) to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (and in all respects if such representation or warranty is already qualified by materiality) as of such earlier date and (ii) any reference to the Historical

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Financial Statements shall be deemed to refer to the most recent financial statements, if any, furnished pursuant to Section 6.01(c) of the Amended Credit Agreement, prior to the Fourteenth Amendment Effective Date .
(b)The execution and delivery of this Amendment and the performance of this Amendment and the Amended Credit Agreement are within each applicable Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party party hereto and, each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing.
(c)The execution and delivery of this Amendment by each Loan Party party hereto and the performance by such Loan Party of this Amendment and the Amended Credit Agreement (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) for filings necessary to perfect Liens created pursuant to the Loan Documents and (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) any Requirements of Law applicable to such Loan Party which, in the case of this clause (b)(ii), could reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any Contractual Obligation of any of the Loan Parties which in the case of this clause (c) could reasonably be expected to result in a Material Adverse Effect.
(d)The transactions contemplated hereunder and the incurrence of the Incremental Revolving Loans and Incremental Revolving Commitments hereunder are permitted under the Intercreditor Agreement, and such Incremental Revolving Loans and Incremental Revolving Commitments constitute “Senior Secured Facilities Obligations” (as defined in the Intercreditor Agreement).
(e)The transactions contemplated hereunder and the incurrence of the Incremental Revolving Loans and Incremental Revolving Commitments hereunder are permitted under the Existing Credit Agreement (including, without limitation, Sections 2.14 and 10.02 of the Existing Credit Agreement).

SECTION 8. Effects on Loan Documents. Except as specifically amended herein, the Existing Credit Agreement and all other Loan Documents shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. The Borrower Representative and the other parties hereto acknowledge and agree that, on and after the Fourteenth Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. On and after the effectiveness of this Amendment, each reference in any Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement and each reference in the Existing Credit

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Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.
SECTION 9. Non-Reliance on Agents and the Amendment Arranger. Each Lender acknowledges that it has, independently and without reliance upon the Agents, the Amendment Arranger or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each Lender also acknowledges that it will, independently and without reliance upon either the Agents, the Amendment Arranger or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Amendment, the Amended Credit Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent or the Amendment Arranger herein, the Administrative Agent and the Amendment Arranger shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent, the Amendment Arranger or any of its Related Parties.
SECTION 10. Acknowledgment; Other Agreements. Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, each Borrower and each other Loan Party party hereto (i) acknowledges and agrees that all of its obligations under the Loan Guaranty set out in Article I of the Amended Credit Agreement and the other Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Loan Party to (x) the Collateral Agent for the benefit of the Secured Parties or (y) the Secured Parties in their capacities as such (or any of them) and reaffirms the Loan Guaranty made pursuant to the Amended Credit Agreement and (iii) acknowledges and agrees that the grants of security interests by and the Loan Guaranty of the Loan Parties contained in the Amended Credit Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Amendment. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document to consent to the amendment to the Existing Credit Agreement effected pursuant to this Amendment, (ii) nothing in the Existing Credit Agreement, the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement and
(iii) the acknowledgements and reaffirmations set forth in this Section 10 shall become valid and binding obligations of such Guarantor a moment in time prior to the amendments set forth in Section 2 hereof.
SECTION 11. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED

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AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO BE BOUND BY THE TERMS OF SECTION 10.11 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.
SECTION 12. Amendment Arranger. The Borrowers and each other Loan Party party hereto and the Lenders agree that (i) the Amendment Arranger shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Amended Credit Agreement and (b) the Amendment Arranger shall have no duties, responsibilities or liabilities with respect to this Amendment, the Amended Credit Agreement or any other Loan Document.
SECTION 13. Miscellaneous.
(a)This Amendment and the Amended Credit Agreement is binding and enforceable as of the date hereof against each party hereto and thereto and its successors and permitted assigns.
(b)Section 2 of this Amendment shall be effective upon due execution by the Incremental Revolving Lenders, the Administrative Agent and the Borrower Representative. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment.
(c)To the extent permitted by law, any provision of this Amendment or the Amended Credit Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(d)Each of the parties hereto hereby agrees that Sections 10.10(b), 10.10(c), 10.10(d) and 10.11 of the Amended Credit Agreement are incorporated by reference herein,

mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.
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Orion - Fourteenth Amendment to the Credit
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ORION ENGINEERED CARBONS GMBH
as Borrower Representative as German Borrower and as Guarantor

By:

Name: Dr. Sandra Niewiem

Title: Managing Director (Geschäftsführer)

By:

Name: Dr. Christian Eggert

Title: Managing Director (Geschäftsführer)

Orion - Fourteenth Amendment to the Credit
Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ORTON ENGINEERED CARBONS GMBH
as Borrower Representative, as German Borrower and as Guarantor

By:

Name: Dr. Sandra Niewiem

Title: Managing Director (Geschafts.fiihrer)

By:

Name: Dr. Christian Eggert

Title: Managing Director (Geschi:i.fisfuhrer)

Orion - Fourteenth Amendment to the Credit
Agreement

ORION S.A.
Societe Anonyme
R.C.S. number: B 160.558
Registered office: 6, Route de Treves, L-2633 Senningerberg (Municipality ofNiederanven),
Grand Duchy of Luxe 1bourg
as the Parent and Guarantor

By:

Name: Dr. Christian Eggert

Title: Authorised Signatory

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS USA HOLDCO LLC
as Guarantor

By: ORION ENGINEERED CARBONS
INTERNATIONAL GMBH, its sole member

By:

Name: Dr. Sandra Niewiem

Title: Managing Director (Geschäftsführer)

By:

Name: Dr. Christian Eggert

Title: Managing Director (Geschäftsführer)

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS USA HOLDCOLLC
as Guarantor

By: ORION ENGINEERED CARBONS
INTERNATIONAL GMBH, its sole member

By:

Name:

Title: Managing Director (Geschiifts.fiihrer)

By:

Name:

Title: Managing Director (Geschafis_fiihrer)

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS LLC
as Guarantor

Name: Corning Painter
Title: President

Name: Pedro Riveros
Title: General Manager - Americas

Orion - Fourteenth Amendment to the Credit
Agreement

OEC FINANCE US LLC
as U.S. Borrower and as Guarantor

By: ORION ENGINEERED CARBONS
BONDCO GMBH, its sole member

By:

Name: Dr. Sandra Niewiem

Title: Managing Director (Geschäftsführer)

By:

Name: Dr. Christian Eggert

Title: Managing Director (Geschäftsführer)

[Orion - Signature Page to the Fourteenth Amendment]

Orion - Fourteenth Amendment to the Credit
Agreement

OEC FINANCE US LLC
as U.S. Borrower and as Guarantor

By: ORION ENGINEERED CARBONS
BONDCO GMBH, its sole member

By:

Name: Dr. Sandra Niewiem

Title: Managing Director (Geschafts.fuhrer)

By:

Name: Dr. Christian Eggert

Title: Managing Directo (Gescha.fts.fuhrer)

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS HOLDINGS GMBH
as Guarantor

By:

Name: Dr. Sandra Niewiem

Title: Managing Director (Geschäftsführer)

By:

Name: Dr. Christian Eggert

Title: Managing Director (Geschäftsführer)

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS HOLDINGS GMBH
as Guarantor

By:

Name: Dr. Sandra Niewiem
Title: Managing Director (Geschaftsfiihrer)

By: Name: Title:

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS INTERNATIONAL GMBH
as Borrower and as Guarantor
By: Name: Dr. Sandra Niewiem
Title: Managing Director (Geschäftsführer)

By:
Name: Dr. Christian Eggert
Title: Managing Director (Geschäftsführer)

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS INTERNATIONAL GMBH
as Borrower and as Guarantor

By:

Name: Dr. Sandra Niewiem

Title: Managing Director (Geschafts.fiihrer)

By:

Name: Dr. Christian Eggert

Title: Managing Director (Geschafts.fiihrer)

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS BONDCO GMBH
as Guarantor

By:

Name: Dr. Sandra Niewiem

Title: Managing Director (Geschäftsführer)

By:

Name: Dr. Christian Eggert

Title: Managing Director (Geschäftsführer)

[Orion - Signature Page to the Fourteenth Amendment]

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS BONDCOGMBH
as Guarantor

By:

Name: Dr. Sandra Niewiem

Title: Managing Director (Geschii.ftsfiihrer)

By:

Name: Dr. Christian Eggert

Title: Managing Director (Geschiiftsfiihrer)

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS IP
GMBH & Co. KG, as Guarantor

represented by its general partner (Komplementär) Orion Engineered Carbons IP Verwaltungs GmbH

By:

Name: Claudia Hoehne

Title: Managing Director (Geschäftsführer)

By:

Name: Dr. Christian Eggert

Title: Managing Director (Geschäftsführer)

[Orion - Signature Page to the Fourteenth Amendment]

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS IP
GMBH & Co. KG, as Guarantor

represented by its general partner (Komplementdr) Orion Engineered Carbons IP Verwaltungs GmbH

By:

Name: Claudia Hoehne

Title: Managing Director
(Geschd.fts.fuhrer)

By:

Name: Dr. Christian Eggert

Title: Managing Director
(Geschd.fts.fuhrer)

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS SP Z
0.0.
as Guarantor

By:

Name: Mateusz Gronau

Title: Attorney

Orion - Fourteenth Amendment to the Credit
Agreement

NORCARB ENGINEERED CARBONS HOLDCO AB

as Guarantor

By:

Name: Patrik Johnson

Title: Managing Director

Orion - Fourteenth Amendment to the Credit
Agreement

NORCARB ENGINEERED CARBONS AB

By:

Name: Christoph Dittmann
Title: Managing Director

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS S.R.L.
as Guarantor

By:

Name: Luis Fernando Molinari

Title: Chairman of the Board of Directors

Orion - Fourteenth Amendment to the Credit
Agreement

ORION ENGINEERED CARBONS HOLDCO S.R.L.
as Guarantor

By:

Name: Matteo Gianera

Title: Sole Director

,

Orion - Fourteenth Amendment to the Credit
Agreement

GOLDMAN SACHS BANK USA
as Administrative Agent

By:
Name:	ke Qiu
Title:	Authorized Signatory

[Orion - Signature Page to the Fourteenth Amendment]

Orion - Fourteenth Amendment to the Credit
Agreement

UNICREDIT BANK GMBH
as Bookrunner, Mandated Lead Arranger and Amendment Arranger

By:
Name: Carl-Josef Schulte
Title: Relationship Manager

By:
Name: Gaetano Scirè
Title: Associate

[Orion - Signature Page to the Fourteenth Amendment]

Orion - Fourteenth Amendment to the Credit
Agreement

Annex A Part I

REVOLVING LENDER CONSENT TO FOURTEENTH AMENDMENT
REVOLVING LENDER CONSENT (this “Revolving Lender Consent”) to the Fourteenth Amendment (the “Fourteenth Amendment”), dated as of , 2025, among the Borrower Representative (as defined below), the other Loan Parties, the Incremental Revolving Lenders referred to therein (whether pursuant to the execution and delivery of a Revolving Lender Consent or a Revolving Credit Facility Joinder, as applicable), the Administrative Agent (as defined below), UniCredit Bank GmbH as Amendment Arranger and the other Persons party thereto, to that certain Credit Agreement originally dated as of July 25, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Orion Engineered Carbons GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany (the “Borrower Representative”), the Revolving Borrowers named therein, certain Subsidiaries of the Parent party thereto as Guarantors, each Lender party thereto, and Goldman Sachs Bank USA, in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”). All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement, as amended by the Fourteenth Amendment, or the Fourteenth Amendment, as applicable.
If you are a Revolving Credit Lender and do not wish to consent to the Fourteenth Amendment and/or do not wish to provide additional Incremental Revolving Commitments you do not need to submit a Revolving Lender Consent. No action is being requested of you in connection with the Fourteenth Amendment. Your existing Revolving Credit Loans and Revolving Credit Commitments will remain outstanding.
Revolving Credit Lenders
Option 1
The undersigned Lender hereby (i) agrees to purchase Increased Revolving Loans and extend Incremental Revolving Commitments up to an aggregate principal amount not to exceed
€ , or such lesser amount as determined by the Amendment Arranger and provided to such Lender and (ii) consents to the Financial Covenant Amendment. Such Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption attached to the Credit Agreement reflecting such purchase and that it shall be bound by such Assignment and Assumption in all respects.
[OR]

Option 2

The undersigned Lender hereby (i) consents to the Financial Covenant Amendment but (ii) does not wish to purchase Increased Revolving Loans and extend Incremental Revolving Commitments.

Orion - Fourteenth Amendment to the Credit
Agreement

To be executed by existing Revolving Credit Lenders:
Name of Institution:

Executing as a Revolving Credit Lender:
By:
Name:
Title:
[For any institution requiring a second signature line:

By:
Name:
Title:

Orion - Fourteenth Amendment to the Credit
Agreement

Part II
REVOLVING CREDIT FACILITY JOINDER
REVOLVING CREDIT FACILITY JOINDER, dated as of , 2025
(this “Joinder”), by and among (the “Incremental Revolving Lender”), Orion Engineered Carbons GmbH (the “Borrower Representative”) and Goldman Sachs Bank USA (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Fourteenth Amendment, dated as of , 2025 (the “Fourteenth Amendment”) among the Borrower Representative (as defined below), the other Loan Parties, the Incremental Revolving Lenders referred to therein (whether pursuant to the execution and delivery of a Revolving Lender Consent or a Revolving Credit Facility Joinder, as applicable), the Administrative Agent (as defined below), UniCredit Bank GmbH as Amendment Arranger, and the other Person party thereto, to that certain Credit Agreement originally dated as of July 25, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Orion Engineered Carbons GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany (the “Borrower Representative”), the Revolving Borrowers named therein, certain Subsidiaries of the Parent party thereto as Guarantors, each Lender party thereto, and Goldman Sachs Bank USA, in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”). All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement or the Fourteenth Amendment, as applicable.

WHEREAS, pursuant to the terms of the Fourteenth Amendment, the Borrower has, among other things, established an Incremental Revolving Facility with the Incremental Revolving Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement and the Fourteenth Amendment, the Incremental Revolving Lenders may become Lenders pursuant to one or more Joinders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The Incremental Revolving Lender party hereto hereby agrees to make Revolving Credit Loans and extend Revolving Credit Commitments in an aggregate principal amount not to exceed €[ ] (or such lesser amount determined by the Amendment Arranger and allocated to the Incremental Revolving Lender prior to the Fourteenth Amendment Effective Date), in each case, pursuant to and in accordance with the Credit Agreement and the Fourteenth Amendment. The Revolving Credit Loans provided pursuant to this Joinder shall be subject to all of the terms in the Credit Agreement and the Fourteenth Amendment and to the conditions set forth in the Credit Agreement and the Fourteenth Amendment and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and rateably from the Guarantees and security interests created by the Collateral Documents. The Incremental

Orion - Fourteenth Amendment to the Credit
Agreement

Revolving Lender, the Borrower Representative and the Administrative Agent acknowledge and agree that the new Revolving Credit Loans provided pursuant to this Joinder shall constitute a portion of the Incremental Revolving Facility provided pursuant to Section 3 of the Fourteenth Amendment for all purposes of the Credit Agreement and the other applicable Loan Documents.

By executing and delivering this Joinder, the Incremental Revolving Lender shall be deemed to confirm to and agree with the other parties hereto as follows: (i) such Incremental Revolving Lender is legally authorized to enter into this Joinder and to perform its obligations with respect to this Joinder, the Fourteenth Amendment, the Amended Credit Agreement and the other Loan Documents (including the Intercreditor Agreement); (ii) such Incremental Revolving Lender confirms that it has received a copy of this Joinder, the Fourteenth Amendment and the Credit Agreement and such other documents and information as it has reasonably deemed appropriate to make its own credit analysis and decision to enter into this Joinder, the Fourteenth Amendment and the Credit Agreement; (iii) such Incremental Revolving Lender will independently and without reliance upon the Administrative Agent, the Amendment Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Joinder, the Fourteenth Amendment and the Credit Agreement; (iv) such Incremental Revolving Lender appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Joinder, the Fourteenth Amendment, the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and
(v) such Incremental Revolving Lender agrees that it will perform in accordance with their terms all the obligations which by the terms of this Joinder, the Fourteenth Amendment, the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Joinder by the Incremental Revolving Lender, the Administrative Agent and the Borrower Representative and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, the Incremental Revolving Lender shall become a Lender under the Credit Agreement pursuant to the terms of the Fourteenth Amendment.

Delivered herewith by the Incremental Revolving Lender to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Incremental Revolving Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.

This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the Incremental Revolving Lender party hereto, the Administrative Agent and the Amendment Arranger.

The Borrower Representative and the other parties hereto acknowledge and agree that, on and after the Fourteenth Amendment Effective Date, this Joinder shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

Orion - Fourteenth Amendment to the Credit
Agreement

This Joinder, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS JOINDER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO BE BOUND BY THE TERMS OF SECTION 10.11 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

In the event any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed signature page to this Joinder by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

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Orion - Fourteenth Amendment to the Credit
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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ORION ENGINEERED CARBONS GMBH
as Borrower Representative

By:

Name: Dr. Sandra Niewiem
Title: Managing Director (Geschäftsführer)

By:

Name: Dr. Christian Eggert
Title: Managing Director (Geschäftsführer)

Orion - Fourteenth Amendment to the Credit
Agreement

GOLDMAN SACHS BANK USA
as Administrative Agent

By:
Name:
Title:

Orion - Fourteenth Amendment to the Credit
Agreement

Name of Institution:

Executing as an Incremental Revolving Lender:
By:
Name:
Title:

[For any institution requiring a second signature line:

By:
Name:
Title:

Orion - Fourteenth Amendment to the Credit
Agreement

Schedule A-1
Post-Closing Date Collateral Documents
Security Document Amendments/Supplements:

Collateral Granto	Collateral Documen	Governing Law
Orion Engineered Carbons L	Tenth Amendment to Quota Pledge Agreem	Brazil
Orion Engineered Carbons SP. Z O.	Amendment Agreement No. 5 to the Agreement for Registered Pledge Over Collection of Asse	Poland
Orion Engineered Carbons SP. Z O.	Amendment Agreement No. 5 to the Agreement for Registered Pledges Over Bank Accounts Receiva	Poland
Orion Engineered Carbons SP. Z O.	Amendment Agreement No. 1 to the Security Assignment Agree	Poland
Orion Engineered Carbons International Gm	Amendment Agreement No. 5 to the Agreement for Registered Pledge Over Shares of Orion Engineered Carbons SP. Z O.	Poland
Orion Engineered Carbons Gm	Supplemental Security Assignment of Agreemen	England

Security Document Confirmations:

Collateral Granto	Collateral Documen	Governing Law
Orion Engineered Carbons Holdings G	Security Confirmation	Germany
Orion Engineered Carbons Bondco G	and Junior Ranking
Orion Engineered Carbons GmbH; O	Account Pledge
Engineered Carbons International Gmb	Agreement
Orion Engineered Carbons HoldCo S.R
Orion Engineered Carbons S.R.L. and
Engineered Carbons IP GmbH &

Orion - Fourteenth Amendment to the Credit
Agreement

Collateral Granto	Collateral Documen	Governing Law
Orion Engineered Carbons GmbH; Orion Engineered Carbons S.R.L. and Orion Engineered Carbons IP Gmb	Security Confirmation Agreement relating to Non-Accessory Security Right	Germany
Orion Engineered Carbons IP Verwaltungs GmbH; Orion Engineered Carbons GmbH and Orion Engineered Carbons IP GmbH &	Security Confirmation and Junior Ranking Interest Pledge Agreemen	Germany
Orion S.A.; Orion Engineered Carbons Holdings GmbH; Orion Engineered Carbons Bondco GmbH; Orion Engineered Carbons GmbH; Orion Engineered Carbons International	Security Confirmation and Junior Ranking Share Pledge Agreem	Germany
Orion Engineered Carbons S.r	Confirmation Agreement of a Pledge Over Bank Account	Italy
Orion Engineered Carbons S.r	Confirmation Agreement of a Receivables Assignment Agreement By Way of Securit	Italy
Orion Engineered Carbons Holdco S.	Confirmation Agreement of Quota Pledge Agreement over Orion Engineered Carbons S.r.	Italy
Orion Engineered Carbons International G	Confirmation Agreement of Quota Pledge Agreement over Orion Engineered Carbons Holdco S.r.l	Italy
Orion S.A.	Master Security Confirmation Agreemen	Luxembourg

Orion - Fourteenth Amendment to the Credit
Agreement

Schedule A-2
Post-Closing Date Local Counsel Opinions

Jurisdiction	Opinion	Issuing Law Fi
Brazil	Capacity	PG La
Brazil	Enforceability	Lefosse Avogados
Germany	Capacity	Kirkland & Ellis International LL
Germany	Enforceability	Milbank LLP
Italy	Capacity	Pirola Pennuto Zei & Associ
Italy	Enforceability	Nctm Studio Legal
Luxembourg	Capacity	Arendt & Medernach S
Luxembourg	Non-Impairment	NautaDutilh Avocats Luxembourg S.a r.l
Poland	Capacity	Gide Loyrette Noue
Poland	Enforceability	Domanski Zakrzewski Palinka sp. k
South Africa	Enforceability and Non- Impairme	Bowmans Gilfilla
South Korea	Non-Impairment	Shin & Kim
Sweden	Capacity and Enforceabilit	Mannheimer Swartlin
England & Wale	Enforceability	Milbank LLP
United States of Amer	Capacity	Kirkland & Ellis

Orion - Fourteenth Amendment to the Credit
Agreement

Schedule A-3
Loan Parties

Name	Jurisdiction of incorporatio	Register Number
Orion Engineered Carbons Gm	Germany	HRB 90485
Orion S.A.	Luxembourg	B 160.558
Orion Engineered Carbons USA Holdco L	Delaware, US	5006333
Orion Engineered Carbons L	Delaware, US	3466217
OEC Finance US L	Delaware, US	5568783
Orion Engineered Carbons Holdings Gm	Germany	HRB 90495
Orion Engineered Carbons International Gm	Germany	HRB 90107
Orion Engineered Carbons Bondco Gm	Germany	HRB 90478
Orion Engineered Carbons IP GmbH & Co.	Germany	HRA 2562
Orion Engineered Carbons SP Z O.	Poland	0000391577
Norcarb Engineered Carbons Holdco	Sweden	556849-5484
Norcarb Engineered Carbons A	Sweden	556095-3886
Orion Engineered Carbons S.R.	Italy	07025100962
Orion Engineered Carbons Holdco S.R.	Italy	07415070965

Orion - Fourteenth Amendment to the Credit
Agreement

Schedule 2.01
Revolving Credit Commitment

Lender	Revolving Credit Commitmen	Allocation Percentage (approximate)
UniCredit Bank Gmb	€70,000,000	20.00%
Landesbank Hessen-Thüringen Girozentral	€50,000,000	14.29%
ING Bank, a Branch of ING- Di	€33,000,000	9.43%
DZ BANK AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main	€33,000,000	9.43%
Landesbank Baden-Württember	€33,000,000	9.43%
Citizens Bank, N.	€38,500,000	11.00%
Citibank, N.A	€38,500,000	11.00%
MUFG Bank (Europe) N.V. Germany Bra	€20,000,000	5.71%
Mizuho Bank, Ltd	€34,000,000	9.71%
Total	€350,000,000	100%

Orion - Fourteenth Amendment to the Credit
Agreement